..............
                                                               EXHIBIT 10.15
                         FORM OF STOCK OPTION AGREEMENT

         This Stock Option Agreement (this "Agreement"), is dated as of July 31, 1997 by and between Snyder Oil Corporation, a Delaware corporation ("SOCO") and the other person whose signature appears on the signature page hereof ("Optionee").

         WHEREAS, SOCO owns beneficially and of record 14,000,000 shares (the "SOCO Shares") of Common Stock of Patina ("Common Stock"), 2,000,000 of which are designated Series A Common Stock;

         WHEREAS, concurrently with the execution and delivery of this Agreement, Optionee and certain other persons have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Patina, pursuant to which Optionee and such other persons have agreed to acquire shares of 8.5% Convertible Preferred Stock (the "New Preferred Stock"), of Patina on the terms and subject to the conditions set forth therein;

         WHEREAS, as a condition to Optionee's willingness to enter into the Stock Purchase Agreement, Optionee has requested that SOCO agree, and SOCO has so agreed, to grant to Optionee an option with respect to certain shares of the Common Stock, on the terms and subject to the conditions set forth herein;

         WHEREAS, concurrently with the execution and delivery of this Agreement, SOCO (i) has granted options to the other purchasers of New Preferred Stock under comparable option agreements, which options (together with the option under this Agreement) cover an aggregate of 2,000,000 shares of Common Stock and (ii) has granted options to Thomas J. Edelman under similar option agreements, which options cover an aggregate of 2,000,000 shares of Common Stock;

         WHEREAS, SOCO has given Patina notice of its current intention to sell a portion of the shares of Common Stock owned by it in an underwritten public offering (the "Offering");

         WHEREAS, concurrently with the execution and delivery of this Agreement, SOCO and Patina have entered into a Share Repurchase Agreement pursuant to which Patina has agreed, among other things, to repurchase from SOCO all shares of Common Stock owned by SOCO at the time of the consummation of the Offering that are not sold by SOCO to the underwriters at such time (the "Repurchase");

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Grant of Option. SOCO hereby grants Optionee an irrevocable option (the "Option") to purchase from SOCO the number of shares of Common Stock set forth for Optionee on the signature page hereof, subject to adjustment as provided in Section 8 hereof (such shares being referred to herein as the "Option Shares") in the manner set forth below at an exercise price of $8.00 per Company Share (the "Exercise Price"), payable in cash in accordance with Section 4 hereof.

         2.       Exercise of Option.

         (a)The following terms shall have the following respective definitions:

                  (i) The term "Applicable Percentage" shall mean (A) the number of Option Shares on the date hereof divided by (B) 2,000,000.

                  (ii) The term "Applicable Sharing Threshold" shall mean (A) $2,500,000 multiplied by (B) the Applicable Percentage.

                  (iii) "Sale Transaction" shall mean an acquisition (by tender offer, exchange offer, merger, consolidation, share exchange or otherwise) by a third party of Patina (or its shares or assets) in which such third party acquires, directly or indirectly, at least a majority of the assets or combined voting power of the outstanding capital stock of Patina.

                  (iv) "Qualifying Termination Event" shall mean (y) the termination of the Stock Purchase Agreement as a result of the failure of the conditions set forth in Section 5.04 thereof, preceded or followed within 20 business days by the sale by SOCO of at least 12,000,000 shares of Common Stock whether in the Offering, pursuant to the Share Repurchase Agreement or otherwise or (z) the withdrawal of Shares from the Offering by SOCO or the termination of the Share Repurchase Agreement by SOCO other than because of (A) a failure of any of the conditions set forth in Sections 3(b)(i) or 3(b)(ii) of the Share Repurchase Agreement, (B) a failure of any of the conditions set forth in Sections 3(b)(iii) or 3(b)(iv) of the Share Repurchase
         Agreement other than as a direct result of a failure by SOCO to use commercially reasonable efforts in connection with the Offering to take such actions as are customarily required to be taken by a selling stockholder in an offering such as the Offering (provided, however, that SOCO may, subject to compliance with Section 6(c) of the Share Repurchase Agreement, continue to pursue, but not consummate, the sale of all or part of its Shares to one or more prospective purchasers without being deemed to fail to use such efforts) or (C) a failure of the condition set forth in Section 3(a)(ii) of the Share Repurchase Agreement as a result of the termination of the Stock Purchase Agreement by any party thereto.

                  (v)      The term "Spread" shall mean:

                           (A)      the excess, if any, of

                                    (1) the  "Offer  Price" for shares of Common
                           Stock as of the date Optionee gives the Exercise Notice under Section 2(e) or Section 2(f) hereof (defined as the highest price per share offered for all shares of Common

                           Stock for which an offer is made as of such date pursuant to the Sale Transaction that has been announced prior to such date and that has not been terminated or withdrawn as of such date; provided, however, that in the event that the Sale Transaction is structured primarily as an asset sale, the Offer Price shall be equal to the average closing price on the New York Stock Exchange for the Common Stock over a period of 10 consecutive New York Stock Exchange trading days ("Trading Day") ending on the third Trading Day prior to the closing of such Sale Transaction); over

                                    (2) the Exercise Price,

                           multiplied by

                           (B) the number of Option Shares purchasable pursuant to the Option, but only if the Offer Price is greater than the Exercise Price.

                  (vi) The term "Put Price" shall mean the greater of (A) $2 million multiplied by the Applicable Percentage and (B) the Spread.

         (b) The Option may be exercised by Optionee, in whole but not in part, at any time after a Qualifying Termination Event and prior to the termination hereof.

         (c) The Option shall terminate upon the earliest to occur of: (i) consummation of the Offering and the Repurchase in accordance with the Share Repurchase Agreement, (ii) the withdrawal of the SOCO Shares from the Offering or the termination of the Share Repurchase Agreement, in each case other than as a result of a Qualifying Termination Event; (iii) five days after the consummation of a Sale Transaction, (iv) 11 business days after the occurrence of a Qualifying Termination Event specified in Section 2(a)(iv)(y) and (v) the expiration of 12 months following any termination of the Share Repurchase Agreement or withdrawal of shares from the Offering (whichever is earlier); provided, however, that with respect to any Sale Transaction involving an acquiror that does not visit Patina's data room after July 1, 1997 and prior to the Distribution Date (as defined in the Share Repurchase Agreement), the Option may not be exercised after six months following any termination of the Share Repurchase Agreement or withdrawal of shares from the Offering (whichever is earlier). Notwithstanding the foregoing, the Option may not be exercised by Optionee if Optionee (or any of its affiliates) is in material breach of any of its material representations or warranties, or in material breach of any of its covenants or agreements, contained in this Agreement or in the Stock Purchase Agreement.

         (d) SOCO agrees to notify Optionee promptly in writing if (i) a Qualifying Termination Event occurs, (ii) a definitive agreement for a Sale Transaction has been executed, or (iii) a Sale Transaction has been publicly announced, it being understood that the giving of such notice by SOCO shall not be a condition to the right of Optionee to exercise the Option.

         (e) If Optionee wishes to exercise the Option, Optionee shall deliver to SOCO a written notice (an "Exercise Notice") specifying that Optionee wishes to exercise the Option, which notice shall be delivered to SOCO prior to the termination of the Option. The closing of a purchase of Option Shares (a "Closing") shall occur on the fifth business day following the date of the Optionee's Exercise Notice at SOCO's principal executive offices, unless otherwise agreed by SOCO and the Optionee; provided, however, that if the Optionee elects to exercise the Optionee Put described below, the Closing shall be subject to, and shall not occur earlier than simultaneously with, the consummation of the applicable Sale Transaction; provided further that if a Qualifying Termination Event specified in Section 2(a)(iv)(y) occurs, the Closing shall be subject to, and shall not occur earlier than simultaneously with the sale by SOCO of the 12,000,000 shares of Common Stock referred to in such section.

         (f) If the Optionee's exercise of the Option relates to the occurrence of a Qualifying Termination Event specified in Section 2(a)(iv)(z), in lieu of purchasing shares upon exercise of the Option, Optionee may elect to cause SOCO to repurchase the Option at the Closing (the "Optionee Put") for a purchase price equal to the Put Price. In order to be effective, each Exercise Notice shall specify Optionee's election to either (i) purchase the shares of Common Stock covered by such Exercise Notice or (ii) cause the Option to be repurchased by SOCO pursuant to the Optionee Put.

         (g) Notwithstanding the foregoing, if the Optionee's exercise of the Option relates to the occurrence of a Qualifying Termination Event specified in
Section 2(a)(iv)(z), and if the Put Price for the Option exceeds the Applicable Sharing Threshold, then the Put Price shall be reduced by, or the exercise price shall be increased by, as applicable, an amount in cash equal to (i) 50%, multiplied by (ii) the excess of the Put Price (prior to such adjustment) over the Applicable Sharing Threshold.

         (h) If Optionee exercises the Optionee Put pursuant to Section 2(f) hereof, SOCO shall at the Closing pay the required amount to Optionee in immediately available funds and Optionee shall surrender to SOCO the Option, and Optionee shall warrant that it owns the Option free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

         3. Conditions to Closing. The obligation of SOCO to transfer the Option Shares to Optionee hereunder is subject to the conditions that no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect; provided, however, that the Optionee shall be afforded the opportunity, by notice to SOCO, to postpone the Closing for a reasonable period of time, not to exceed 30 days after the date of the Exercise Notice, to enable the appropriate parties to use commercially reasonable efforts to respond to, or remove, such impediment to Closing.

         4. Closing.  At any Closing at which the Optionee Put is not exercised,
(a) SOCO will deliver to Optionee (or its designee) a single certificate in definitive form representing the number of the Option Shares designated by Optionee in its Exercise Notice, such certificate to be registered in the name of Optionee and to bear the legend set forth in Section 9 hereof and (b) Optionee will deliver to SOCO the aggregate price for the Option Shares so designated and being purchased by wire transfer of immediately available funds or certified check or bank check. SOCO shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4 hereof in the name of Optionee or its designee.

         5. Representations and Warranties of SOCO. SOCO represents and warrants to Optionee that (a) upon delivery of the Option Shares to Optionee upon the exercise of the Option, Optionee will acquire the Option Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (b) none of SOCO, any of its affiliates or anyone acting on its or their behalf has issued, sold or offered any security of Patina to any person under circumstances, or taken any other action, that would cause the sale and transfer of the Option Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), as in effect on the date hereof and, assuming the representations of Optionee contained in Section 6 hereof are true and correct, the issuance, sale and delivery of the Option Shares hereunder upon exercise of the Option will be exempt from the registration and prospectus delivery requirements of the Securities Act, as in effect on the date hereof and (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not, and will not, conflict with or violate any terms of any contract, note, instrument, indenture, agreement, certificate of incorporation, bylaws, law, rule, regulation or restriction applicable to SOCO or its affiliates (other than Patina).

         6. Representations and Warranties of Optionee. Optionee represents and warrants to SOCO that any Option Shares acquired upon exercise of the Option will be acquired for Optionee's own account, and will not be, and the Option is not being, acquired by Optionee with a view to the distribution thereof in violation of any applicable provision of the Securities Act.

         7. No Rights as Stockholder. No holder of the Option shall be, or have any of the rights or privileges of, a stockholder of Patina in respect of any shares subject to the Option unless and until such holder's exercise of the Option (but not including an exercise of the Optionee Put) is consummated in accordance with the provisions of this Agreement. The decision to proceed with the Offering, the Repurchase or any other transaction relating to Patina (as well as the terms of any such transaction) shall, as between SOCO and Optionee, be in the absolute and sole discretion of SOCO, and nothing in this Agreement shall create any fiduciary or other duties from SOCO to Optionee, except for those contractual obligations expressly set forth herein.

         8. Adjustment Upon Changes in Capitalization. Without limiting any restriction on SOCO contained in this Agreement, in the event of any change in Common Stock by reason of stock dividends, splitups, mergers, recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option, and the purchase price per share provided in
Section 1 hereof, as well as the type and number of shares or securities referred to in Sections 2(a)(iv)(y) and 2(e), shall be adjusted appropriately to restore to Optionee its rights hereunder.

         9.Restrictive Legends. Each certificate representing shares of Common Stock issued to Optionee hereunder shall include a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF JULY 31, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Optionee shall have delivered to SOCO a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance satisfactory to SOCO, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions to this Agreement in the above legend shall be removed by delivery of substitute
certificate(s)   without  such  reference  if  the  shares  have  been  sold  or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

         10. Binding Effect; No Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party, which consent shall not be unreasonably withheld. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

         11. Specific Performance. The parties hereby acknowledge and agree that the failure of SOCO to perform its agreement and covenants hereunder will cause irreparable injury to Optionee for which damages, even if available, will not be an adequate remedy. Accordingly, SOCO hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of SOCO's obligations and to the granting by any such court of the remedy of specific performance of its obligations hereunder.

         12.Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. If any court or other competent authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including without limitation money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

     14.Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by telegram or telecopier, as follows:

                  If to SOCO:

                  Snyder Oil Corporation
                  777 Main Street, Suite 2500
                  Fort Worth, Texas 76012
                  Phone: (817) 882-5905
                  Telecopy No.: (817) 882-5982
                  Attention: General Counsel

                  With a copy to:

                  Vinson & Elkins L.L.P.
                  2300 First City Tower
                  1001 Fannin
                  Houston, Texas 77002
                  Phone: (713) 758-2346
                  Telecopy No.: (713) 758-2346
                  Attention:  J. Mark Metts, Esq.

                  If to Optionee, to the address set forth on the signature page hereof, and, if applicable, with a copy to any counsel listed on the signature page hereof.

Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

     15.Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and all prior or contemporaneous written or oral agreements are merged herein. This Agreement shall be governed by the laws of the State of Delaware.

     16. Counterparts. This Agreement may be executed in multiple counterparts, each of which taken together shall constitute one and the same instrument.

     17. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     18. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

     19. Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     20. Extension of Time Periods. The time periods for exercise of certain rights under Sections 2 and 4 hereof shall be extended (a) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods and (b) to the extent necessary to avoid any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, by reason of such exercise.

     21. References to Other Agreements. To the extent that this Agreement refers to any other agreement, or any provision thereof, such reference shall be deemed to be to such agreement or provision in the form initially executed by the parties thereto (regardless of whether such agreement or provision is amended) unless and to the extent that (a) such amendment does not adversely affect the non-signing party or (b) the non-signing party consents in writing to such amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                Name:
               Title:
                                    OPTIONEE:

                   ------------------------------------------



                   By________________________________________
                Name:
               Title:


Address:
========================
------------------------
Attention: _______________
Telecopier: ______________

Number of Shares Subject to Option:
-----------------------


Optionee's Counsel (for Notice Purposes):

========================
------------------------
Attention: _______________
Telecopier: ______________

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                 Name:
                Title:

                                    OPTIONEE:

                          FIRST RESERVE FUND VII, L.P.

               By: First Reserve Corporation, its General Partner


                   By________________________________________
                Name: William E. Macaulay
               Title: President and Chief Executive Officer


Address:
First Reserve Fund VII, L.P.
475 Steamboat Road
Greenwich, Connecticut 06830
Telecopier: (203) 661-6729

Number of Shares Subject to Option:
1,000,000 shares

Optionee's Counsel (for Notice Purposes):

Gibson Dunn & Crutcher, L.L.P.
1801 California, Suite 4100
Denver, Colorado
Attention: Thomas R. Dension, Esq.
Telecopier: 303-296-5310

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                 Name:
                Title:

                                    OPTIONEE:

                          CHASE EQUITY ASSOCIATES, L.P.

                  By: Chase Capital Partners,
                  Its General Partner


                   By________________________________________
                Name: Arnold L. Chavkin
               Title: General Partner


Address:

Chase Equity Associates, L.P.
c/o Chase Capital Partners
380 Madison Avenue, 12th Floor
New York, New York 10017
Telecopier: (212) 622-3101

Number of Shares Subject to Option:
636,923 shares

Optionee's Counsel (for Notice Purposes):

O'Sullivan, Gorsov & Kambell
30 Rockefeller Plaza, 41st Floor
New York, New York 10112
Attention:  Harvey Eisenburg, Esq.
Telecopier:  (212) 408-0646

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                 Name:
                Title:

                                    OPTIONEE:

                           HIGHBRIDGE INTRNATIONAL LDC


                   By________________________________________
                 Name: Glenn R. Dubin
                Title: Co-Chairman


Address:

High Bridge International LDC
c/o Highbridge Capital Management
767 Fifth Avenue, 23rd Floor
New York, New York 10153
Telecopier: (212) 486-9379

Number of Shares Subject to Option:
300,000 shares

Optionee's Counsel (for Notice Purposes):

Ron Resnick, Esq.
========================
Attention: _______________
Telecopier: ______________

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                Name:
               Title:

                                    OPTIONEE:

                          BEDFORD FALLS INVESTORS, L.P.

                      By: Metropolitan Capital Advisors, LP
                               its General Partner
                     By: Metropolitan Capital Advisors, Inc.
                               its General Partner

                   By________________________________________
                Name: Jeffrey Schwartz
               Title: Chief Executive Officer


Address:

660 Madison Avenue, 20th Floor
New York, New York 10021
Telecopier:  (212) 486-8819

Number of Shares Subject to Option:
40,000 shares

Optionee's Counsel (for Notice Purposes):

========================
------------------------
Attention: _______________
Telecopier: ______________

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                 Name:
                Title:

                                    OPTIONEE:


                   ------------------------------------------
                               Wiliam P. Nicoletti


Address:

William P. Nicoletti
c/o Nicoletti & Company
1155 Avenue of the Anericas - 29th Fl.
New York, NY 10036
Telecopier: 391-7420

Number of Shares Subject to Option:
3,077 shares


Optionee's Counsel (for Notice Purposes):

========================
------------------------
Attention: _______________
Telecopier: ______________

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                 Name:
                Title:

                                    OPTIONEE:


                   ------------------------------------------
                                  PETER SEAMAN


Address:

Peter Seaman
c/o Universal Studios
100 University City Plaza
Universal Building #507
Suite 3G
Universal City, CA 91608
Telecopier: (818) 866-1546

Number of Shares Subject to Option:
1,538 shares


Optionee's Counsel (for Notice Purposes):

========================
------------------------
Attention: _______________
Telecopier: ______________

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                Name:
               Title:

                                    OPTIONEE:


                   ------------------------------------------
                                  IRIK P. SEVIN


Address:

Irik P. Sevin
c/o Petroleum Heat & Power Co., Inc.
2187 Atlantic Street
P.O. Box 1457
Stanford, CT 06904
Telecopier: (203) 328-7421

Number of Shares Subject to Option:
3,077 shares


Optionee's Counsel (for Notice Purposes):

========================
------------------------
Attention: _______________
Telecopier: ______________

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                             SNYDER OIL CORPORATION


                   By________________________________________
                 Name:
                Title:

                                    OPTIONEE:


                   ------------------------------------------
                                 ALLEN FINKELSON


Address:

Allen Finkelson
c/o Cravath, Swaine & Moore
Worldwide Plaza - 46th Floor
New York, New York 10019
Telecopier:  (212) 765-1047

Number of Shares Subject to Option:
3,077 shares


Optionee's Counsel (for Notice Purposes):

========================
------------------------
Attention: _______________
Telecopier: ______________